UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007 (December 14, 2007)

SPICY PICKLE FRANCHISING, INC.
(Exact name of Registrant as specified in charter)

Colorado (State or other jurisdiction of incorporation)	333-138228 (Commission File Number)	38-3750924 (IRS Employer Identification Number)

90 Madison Street, Suite 700
Denver, Colorado 80206
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 297-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

INFORMATION TO BE INCLUDED IN REPORT

This Form 8-K and other reports filed by the Company from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward-looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 14, 2007, Spicy Pickle Franchising, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) and related transaction documents with 14 accredited investors (the “Purchasers”), two of whom are directors of the Company, pursuant to which the Company issued and sold to the Purchasers an aggregate of 705 shares of the Company’s Series A Variable Rate Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), and warrants (the “Warrants”) to purchase an aggregate of 5,287,500 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), for an aggregate purchase price of $5,992,500.

A portion of the proceeds will be used to pay the fees incurred in connection with the transaction described herein, including legal fees, and for the preparation and filing of a registration statement registering for resale the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants. The remaining net proceeds will be used for expansion of the Company’s operations and working capital purposes, including, but not limited to, consulting, payroll, sales and marketing.

The following is a brief description of the other terms and conditions of the Purchase Agreement and related transaction documents that are material to the Company.

Certificate of Designation

In connection with the Purchase Agreement, the Company adopted a Certificate of Designation of Preferences, Rights and Limitations of Series A Variable Rate Convertible Preferred Stock (the “Certificate of Designation”) on December 14, 2007. The Certificate of Designation designates up to 705 shares of Preferred Stock, and each share of Preferred Stock has a stated value equal to $8,500 (the “Stated Value”).

The Certificate of Designation provides that the Preferred Stock is further subject to the following rights and preferences:

The Company shall pay each holder of Preferred Stock cumulative dividends at a rate per share of 5% per annum until the second anniversary of the original issue date, 7.5% per annum from the second anniversary of the original issue date until the third anniversary of the original issue date, and 14% per annum thereafter, payable semi-annually on January 1 and July 1, beginning on July 1, 2008, and upon conversion or redemption of the Preferred Stock. Such dividends are payable in cash or, at the Company’s option, in shares of Common Stock or a combination thereof.

Except as otherwise provided in the Certificate of Designation or as required by law, the Preferred Stock have no voting rights. Without the affirmative vote of 65% or more of the then-outstanding shares of Preferred Stock, the Company may not authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a liquidation of the Company senior to or otherwise pari passu with the Preferred Stock, adversely affect any rights of the holders of Preferred Stock, or increase the number of authorized shares of Preferred Stock.

Each share of Preferred Stock is convertible, at any time after the original issue date, at the option of the holder of such share into that number of shares of Common Stock determined by dividing the Stated Value by the conversion price for the Preferred Stock. The conversion price for the Preferred Stock is $0.85, subject to adjustment as provided in the Certificate of Designation.

Subject to certain restrictions as provided in the Certificate of Designation, the Company may redeem some or all of the then-outstanding Preferred Stock for cash in an amount provided in the Certificate of Designation. The Company may redeem the Preferred Stock at any time after the date on which a registration statement registering for resale the shares of Common Stock into which the shares of Preferred Stock are convertible is declared effective by the Securities and Exchange Commission (the “Commission”).

Warrants

In connection with the Purchase Agreement, the Company issued to each Purchaser a Warrant to purchase up to that number of shares of Common Stock equal to 75% of such Purchaser’s subscription amount divided by $0.85, with an exercise price equal to $1.60 per share, subject to adjustment as provided therein. Each Warrant is exercisable immediately and for a term of five years from the date of issuance.

Registration Rights Agreement

In connection with the Purchase Agreement, the Company and the Purchasers entered into a registration rights agreement of even date with the Purchase Agreement (the “Registration Rights Agreement”).

The Registration Rights Agreement requires the Company to file with the Commission one or more registration statements (each, a “Registration Statement”) registering for resale the shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants (collectively, the “Registrable Securities”).

The Company also granted certain “piggy-back” registration rights to the Purchasers that are triggered if, at certain times, there is no effective Registration Statement covering all of the Registrable Securities and the Company files with the Commission a registration statement for its own account or the account of others.

The securities sold pursuant to the Purchase Agreement have not yet been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

Lock-Up Agreement

In connection with the Purchase Agreement and issuance of the Preferred Stock and Warrants, each of the Company’s directors and officers (each, a “Lock-Up Signatory”) entered into a Lock-Up Agreement with the Purchasers of even date with the Purchase Agreement (each, a “Lock-Up Agreement”). The Lock-Up Signatories agreed not to sell or otherwise dispose of any securities of the Company or its subsidiaries, other than Registrable Securities and previously reported planned sales, until after 60 calendar days after the effectiveness date of the initial Registration Statement.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 3.02.

As set forth under Item 1.01 above, on December 14, 2007 the Company issued and sold to the Purchasers an aggregate of 705 shares of the Company’s Preferred Stock and Warrants to purchase an aggregate of 5,287,500 shares of the Company’s Common Stock for an aggregate purchase price of $5,992,500.

The Company relied upon the exemptions from registration set forth in Section 4(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act for the issuance of these securities with reference to the following facts and circumstances: (1) the investors represented that they were “accredited investors” within the meaning of Rule 501(a) under the Securities Act; (2) transfer of the securities has been restricted by the Company in accordance with Rule 502(d) under the Securities Act; (3) there were no more than 35 non-accredited investors in the transaction within the meaning of Rule 506(b) under the Securities Act, after taking into consideration all prior investors under Section 4(2) of the Securities Act within the 12 months preceding the transaction; and (4) none of the offers and sales were effected through any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

The foregoing description of the financing transaction contemplated by the agreements and documents discussed herein does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements and other documents that are filed as exhibits hereto and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

4.1	Certificate of Designation

10.1	Purchase Agreement

10.2	Form of Warrant

10.3	Registration Rights Agreement

10.4	Lock-Up Agreement of Marc Geman

10.5	Form of Lock-Up Agreement executed by other directors and officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPICY PICKLE FRANCHISING, INC.

By:	/s/ Arnold Tinter
Arnold Tinter
Chief Financial Officer
Dated: December 18, 2007